Exhibit 24

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Stephen F. Angel, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2021, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 17th day of February, 2022.

/s/ STEPHEN F. ANGEL
Stephen F. Angel

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Steven A. Davis, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2021, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 17th day of February, 2022.

/s/ STEVEN A. DAVIS
Steven A. Davis

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, John V. Faraci, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2021, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 17th day of February, 2022.

/s/ JOHN V. FARACI
John V. Faraci

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Hugh Grant, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2021, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 17th day of February, 2022.

/s/ HUGH GRANT
Hugh Grant

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Melanie L. Healey, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2021, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 17th day of February, 2022.

/s/ MELANIE L. HEALEY
Melanie L. Healey

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Gary R. Heminger, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2021, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 17th day of February, 2022.

/s/ GARY R. HEMINGER
Gary R. Heminger

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Michael W. Lamach, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2021, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 17th day of February, 2022.

/s/ MICHAEL W. LAMACH
Michael W. Lamach

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Kathleen A. Ligocki, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2021, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 17th day of February, 2022.

/s/ KATHLEEN A. LIGOCKI
Kathleen A. Ligocki

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Michael T. Nally, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2021, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 17th day of February, 2022.

/s/ MICHAEL T. NALLY
Michael T. Nally

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Guillermo Novo, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2021, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 17th day of February, 2022.

/s/ GUILLERMO NOVO
Guillermo Novo

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Martin H. Richenhagen, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2021, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 17th day of February, 2022.

/s/ MARTIN H. RICHENHAGEN
Martin H. Richenhagen

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Catherine R. Smith, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Michael H. McGarry, Anne M. Foulkes and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2021, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 17th day of February, 2022.

/s/ CATHERINE R. SMITH
Catherine R. Smith